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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                               (AMENDMENT NO. ___)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported): August 8, 2000


                              IBS INTERACTIVE, INC.
               (Exact Name of Registrant as Specified in Charter)

    DELAWARE                      0-24073                       13-3817344
(State or Other                  (Commission                  (IRS Employer
 Jurisdiction                    File Number)              Identification No.)
of Incorporation)


2 RIDGEDALE AVENUE, SUITE 350, CEDAR KNOLLS, NEW JERSEY                07927
     (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (973) 285-2600




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ITEM 5.     OTHER EVENTS.

            The Registrant hereby incorporates by reference the contents of the press release of the Registrant, dated August 8, 2000, filed herewith as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               Not applicable.

               (B)  PRO FORMA FINANCIAL INFORMATION.

               Not applicable.

               (C)  EXHIBITS.

               The following exhibit is included as part of this Current Report on Form 8-K:

               (99.1)  Press release of IBS Interactive, Inc. dated August 8,
                       2000.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IBS INTERACTIVE, INC.
                                          (Registrant)




Date:   August 9, 2000            By:  /s/ Howard Johnson
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                                  Name:   Howard Johnson
                                  Title:  Chief Financial Officer

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                                  EXHIBIT INDEX

            The  following  exhibit is included as part of this Report:


            99.1   Press release of IBS Interactive, Inc. dated August 8, 2000.